ORCHID ISLAND CAPITAL ANNOUNCES

FEBRUARY 2023 MONTHLY DIVIDEND AND

JANUARY 31, 2023 RMBS PORTFOLIO CHARACTERISTICS

●	February 2023 Monthly Dividend of $0.16 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of January 31, 2023
●	Next Dividend Announcement Expected March 9, 2023

Vero Beach, Fla., February 15, 2023 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of February 2023. The dividend of $0.16 per share will be paid March 29, 2023 to holders of record of the Company’s common stock on February 28, 2023, with an ex-dividend date of February 27, 2023. The Company plans on announcing its next common stock dividend on March 9, 2023.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 15, 2023 and January 31, 2023, the Company had 39,081,942 shares of common stock outstanding. As of December 31, 2022, the Company had 36,764,983 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2023 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Jan-23	Nov 2022 - Jan	Modeled	Modeled
					Net			Weighted	CPR	2023 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Feb)	in Feb)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
15yr 4.0	$397	$397	0.01%	$100.08	4.00%	4.54%	57	122	0.8%	0.8%	$7	$(7)
15yr Total	397	397	0.01%	100.08	4.00%	4.54%	57	122	0.8%	0.8%	7	(7)
30yr 3.0	2,539,134	2,321,005	58.64%	91.41	3.00%	3.44%	21	335	3.4%	4.3%	72,304	(74,304)
30yr 3.5	212,608	203,395	5.14%	95.67	3.50%	4.03%	35	316	5.5%	7.3%	5,487	(5,605)
30yr 4.0	473,294	458,223	11.58%	96.82	4.00%	4.76%	13	345	1.3%	5.2%	10,453	(11,575)
30yr 4.5	366,453	362,741	9.16%	98.99	4.50%	5.45%	7	353	2.7%	3.4%	5,723	(6,938)
30yr 5.0	588,450	593,111	14.98%	100.79	5.00%	5.93%	5	355	4.7%	5.3%	8,027	(9,944)
30yr Total	4,179,939	3,938,475	99.50%	94.22	3.55%	4.14%	17	340	3.4%	4.5%	101,995	(108,367)
Total Pass Through RMBS	4,180,336	3,938,872	99.51%	94.22	3.55%	4.14%	17	340	3.4%	4.5%	102,001	(108,373)
Structured RMBS
IO 20yr 4.0	10,588	1,195	0.03%	11.29	4.00%	4.57%	133	100	10.6%	10.3%	2	(3)
IO 30yr 3.0	3,126	384	0.01%	12.27	3.00%	3.64%	96	254	0.5%	10.8%	(5)	4
IO 30yr 4.0	90,480	16,284	0.41%	18.00	4.00%	4.60%	101	250	3.4%	5.2%	(678)	507
IO 30yr 4.5	3,894	725	0.02%	18.61	4.50%	4.99%	151	195	6.3%	6.1%	(16)	11
IO 30yr 5.0	2,179	426	0.01%	19.58	5.00%	5.36%	151	197	3.3%	5.2%	(15)	12
IO Total	110,267	19,014	0.48%	17.24	4.01%	4.60%	107	233	4.1%	5.9%	(713)	530
IIO 30yr 4.0	31,289	430	0.01%	1.37	0.00%	4.40%	64	285	8.7%	6.2%	103	(92)
Total Structured RMBS	141,556	19,444	0.49%	13.74	3.12%	4.55%	98	244	5.1%	6.0%	(610)	438

Total Mortgage Assets	$4,321,892	$3,958,316	100.00%		3.54%	4.16%	20	336	3.5%	4.6%	$101,391	$(107,935)

			Interest	Interest
	Average	Hedge	Rate	Rate
	Notional	Period	Sensitivity	Sensitivity
Hedge	Balance	End	(-50 BPS)(1)	(+50 BPS)(1)
5-Year Treasury Future(2)	$(865,500)	Mar-23	$(19,132)	$17,498
10-Year Treasury Ultra(3)	(244,500)	Mar-23	(11,815)	11,700
Swaps	(1,400,000)	Jul-28	(32,323)	31,294
TBA	(875,000)	Feb-23	(23,441)	25,039
Swaptions	(753,000)	Oct-24	(6,129)	8,744
Hedge Total	$(4,138,000)		$(92,840)	$94,275
Rate Shock Grand Total			$8,551	$(13,660)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $109.24 at January 31, 2023. The market value of the short position was $945.5 million.
(3)	Ten-year Treasury Ultra futures contracts were valued at prices of $121.2 at January 31, 2023. The market value of the short position was $296.3 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of January 31, 2023
Fannie Mae	$2,565,504	64.8%
Freddie Mac	1,392,812	35.2%
Total Mortgage Assets	$3,958,316	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of January 31, 2023
Non-Whole Pool Assets	$158,182	4.0%
Whole Pool Assets	3,800,134	96.0%
Total Mortgage Assets	$3,958,316	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of January 31, 2023	Borrowings	Debt	Rate	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$319,242	9.4%	4.58%	73	6/22/2023
RBC Capital Markets, LLC	274,020	8.1%	4.62%	31	3/16/2023
Daiwa Capital Markets America Inc.	255,732	7.5%	4.76%	76	4/17/2023
Marex Capital Markets Inc.	239,483	7.0%	4.70%	55	4/28/2023
ING Financial Markets LLC	238,212	7.0%	4.47%	2	2/2/2023
ABN AMRO Bank N.V.	229,463	6.7%	4.62%	41	3/13/2023
Cantor Fitzgerald & Co	228,427	6.7%	4.48%	4	2/13/2023
J.P. Morgan Securities LLC	218,941	6.4%	4.77%	65	4/11/2023
Merrill Lynch, Pierce, Fenner & Smith	192,705	5.7%	4.68%	38	4/28/2023
Citigroup Global Markets Inc	193,510	5.7%	4.54%	8	2/22/2023
StoneX Financial Inc.	184,165	5.4%	4.49%	7	2/10/2023
Mitsubishi UFJ Securities (USA), Inc	179,834	5.3%	4.68%	51	5/1/2023
ASL Capital Markets Inc.	167,186	4.9%	4.58%	26	3/20/2023
Goldman, Sachs & Co.	126,954	3.7%	4.57%	16	2/23/2023
Santander Bank, N.A.	118,940	3.5%	4.69%	43	4/27/2023
Wells Fargo Bank, N.A.	94,878	2.8%	4.54%	13	2/13/2023
BMO Capital Markets Corp.	80,056	2.4%	4.68%	49	3/21/2023
South Street Securities, LLC	37,991	1.1%	4.57%	17	2/17/2023
Lucid Cash Fund USG, LLC	18,782	0.6%	4.55%	9	2/9/2023
Lucid Prime Fund, LLC	2,790	0.1%	4.55%	9	2/9/2023
Total Borrowings	$3,401,311	100.0%	4.61%	37	6/22/2023

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400